EXHIBIT 99.2

Cautionary Statement Regarding Forward-looking Statements
------------------------------------------------ep----------


This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the successful completion of the plan to exit the energy trading business; the positive acceptance of the exit plan by the credit rating agencies; the accounting and financial consequences of the plan to exit the energy trading business; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation, regulatory proceedings, appeals from regulatory proceedings, and any related litigation, including those related to the pending FERC proceeding; political and currency risks associated with international operations of the company and its affiliates; inability to realize anticipated synergies and cost savings associated with mergers and acquisitions or restructurings on a timely basis; difficulty in integration of the operations of previously acquired companies; competition; the successful implementation of the 2003 business plan; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

EL PASO
------------------------------------------------------------

                                   2003 Outlook
                                   February 5, 2003

Significant Progress Made Since December 2001
------------------------------------------------ep----------

  *    Closed $3.9 billion of non-core asset sales in 2002
  * Renewed revolving credit facility in May 2002 with term-out option to May 2004
  * Issued approximately $2.5 billion of equity and equity-linked securities
  *    Cut $300 MM of operating expenses
  *    Initiated orderly exit from trading

  Five Point Plan: 2003
-------------------------------------------------ep----------

  * Preserve and enhance value of core pipeline, production, midstream, and non-merchant power businesses
     - 87% of 2003 capital dedicated to pipelines and production
  * Divest non-core businesses quickly, but prudently
     - Exit trading business
     - Sell majority of petroleum business
     - Exit LNG business
     - Returns working capital and reduces future requirements
  * Strengthen and simplify balance sheet while maximizing liquidity
     - Capital expenditures reduced substantially (down 35% from 2002;
          down 54% from 2001)
     - $2.9 billion of additional non-core asset sales (total
          $6.8 billion)
     - Reduce dividend to $.16 per share annually (saves $425
          MM per year)
     - $2.5 billion reduction in obligations senior to common
     - Address bank facilities and 2 minority interest structures
  *  Aggressively pursue additional cost reductions in 2003 and beyond
  *  Continue to work diligently to resolve regulatory and litigation matters

  Financial Highlights of 2003 Plan
-----------------------------------------------------ep----------


  * $1.00+ per diluted share of ongoing earnings, assuming
     $4.00/MMBtu natural gas spot price
  * $2.50 billion-$2.75 billion operating cash flow, including changes in working capital
  * $2.6 billion capital expenditure program
  * $2.9 billion non-core asset sales*
  * $150 MM in additional cost savings

  *In addition to $3.9 billion in asset sales completed in 2002

  2001-2003 Capital Program
------------------------------------------------------ep----------
                                          $ Billions

  Total Capital Expenditures

  2001           $5.7
  2002E          $4.0
  2003 Plan      $2.6

  [Graph]
                                                      All
        Pipelines  Production  Midstream    Power    other

2001       $1.1       $2.3       $0.2       $1.4      $0.7
2002E      $1.1       $2.5       $0.2      $(0.1)     $0.3
2003E      $0.9       $1.3       $0.1       $0.1      $0.2

Financial Highlights of 2003 Plan
--------------------------------------------------ep---------

  * $1.00+ per diluted share of ongoing earnings, assuming
     $4.00/MMBtu natural gas spot price
  * $2.50 billion-$2.75 billion operating cash flow, including changes in working capital
  * $2.6 billion capital expenditure program
  * $2.9 billion non-core asset sales*
  * $150 MM in additional cost savings

*In addition to $3.9 billion in asset sales completed in 2002

Core Business Strategies
-------------------------------------------------ep----------
  * Pipelines: Protect and enhance value through continuous efficiency gains and prudent capital spending
  * Production: Continue to be the industry leader in deep drilling with superior near-term volumes and profit
  * Midstream: Participate in sector growth through El
     Paso Energy Partners
  * Power: Maximize earnings and cash flow from stable, contracted projects while selling certain other assets

Agenda
-------------------------------------------------ep----------
  *    Plan Overview
  *    Business Strategy
       -    Pipelines
       -    Production
       -    Midstream
       -    Power and Other Businesses
  *    2003 Financial Overview

     Pipeline Group Review
____________________________________________________________

                                                       ep

El Paso Interstate Pipeline System
------------------------------------------------ep----------
Map of United States showing pipeline system.

  -    El Paso Natural Gas
  +    Colorado Interstate Gas
  =    ANR Pipeline Company
  #    Tennessee Gas Pipeline
  *    Southern Natural Gas

Strong System Fundamentals
-----------------------------------------------ep----------
  *    Leading assets
       -    Strongest group of pipeline assets in the world
       -    Best markets and best supply access
  *    Contracting has been successful
       - CIG and SNG essentially fully contracted at or near full-tariff rates
       - EPNG essentially fully contracted at or near full tariff rates prior to Enron bankruptcy and capacity re-allocation
       -    Tennessee Gas Pipeline and ANR Pipeline ongoing

Objectives
------------------------------------------------ep----------
  * Promote safe and reliable pipeline operations
  * Grow revenues by creating additional customer value, increasing market share with existing customers, and connecting new markets
  * Successfully implement expansion projects and capitalize on further growth opportunities
  * Vigilantly control costs and implement best practices to achieve maximum efficiency gains
  * Strengthen customer relationships

Major Expansion Projects
------------------------------------------------ep----------

[Map of the United States showing expansion projects]

CIG Cheyenne
Plains Expansion
$334 MM
August 2005
540 MMcf/d

ANR Westleg Expansion
$45 MM
November 2004
220 MMcf/d

TGP Northeast
ConneXion
$250 MM
November 2005
150 MMcf/d

SNG South
System I & II
$393 MM
2002/2004 phased-in
666 MMcf/d

SNG Elba Island
Expansion
$155 MM
March 2006
3.5 Bcf

Seafarer Pipeline
System
$253 MM
2005/2006 phased-in
1,000 MMcf/d

TGP South Texas
Expansion
(Rio Bravo)
$38 MM
September 2003
320 MMcf/d

EPNG Line 2000
Power Up
$186 MM
July 2004
320 MMcf/d

CIG Medicine Bow
Expansion
$60 MM
April 2004
205 MMcf/d

Pipeline Capital
--------------------------------------------------ep----------

                           Estimate             Plan
                             2002               2003
------------------------------------------------------
Maintenance/Pipeline
Integrity                   $530               $505

Expansion                    400                410
                         -----------------------------
     Total                  $930               $915
                         =============================

          Production Review
--------------------------------------------------------------
                                                       ep

Overview
---------------------------------------------------ep----------

  * Deep drilling strategy yielding excellent results
  * El Paso Production Company (EPPC) has successfully applied its expertise to new areas
  * Prospect inventory significantly larger than at closing of Coastal merger
  * 2003 plan focused on core areas
    -   South Texas
    -   Coalbed Methane
    -   Deep Shelf

South Texas Program
--------------------------------------------------ep----------

[Graph]

Trend Totals
Proved:    3,378 Bcfe
Probable:  1,060 Bcfe
   Total:  4,438 Bcfe

Pueblo
Proved:    80 Bcfe
Probable:  70 Bcfe

Santa Fe Ranch
Proved:   225 Bcfe
Probable: 30 Bcfe

Santa Fe Ranch East
Proved:   25 Bcfe
Probable: 20 Bcfe

East Monte Christo
200-500 Bcfe Potential

Jeffress Field
Original:   600 Bcfe
Current:  1,400 Bcfe
Probable:   200 Bcfe

Stratton
Proved:      47 Bcfe
Probable:    60 Bcfe

Samano
Proved:     134 Bcfe
Probable:    50 Bcfe

South East McCook
Proved:      51 Bcfe
Probable:    30 Bcfe

Monte Christo
Original:   550 Bcfe
Current:  1,416 Bcfe
Probable:   300 Bcfe

Coalbed Methane
------------------------------------------------ep----------

Graphs

                  BCF/yr.

------------------------------------------------

 1997     1998    1999     2000     2001     2002     2003
 ----     ----    ----     ----     ----     ----     ----
 12.5      18      20       22       27       36      41*

          Production History


            EOY Reserves:  Bcf
------------------------------------------------

 1997     1998    1999     2000     2001     2002     2003
 ----    -----    -----    -----    ----   ------    ------
  189     197      285      438      700    1,439    1,935*

            Reserve Growth

  *    Projected

GOM Deep Drilling Prospects
Greater than 15,000'
---------------------------------------------ep----------

Map of Texas and Louisiana and Gulf of Mexico

  *    67% success rate since 2000
  *    Average IP 42.4 MMcf/d and 2,749 Bbl/d
  *    Average reserves/well 33.3 Bcfe

Corsair Trend
Deep Miocene Intrasale Plan
Deep Miocene Structural trend
Viosca Knoll Play

*3 D Seismic Lease Position
Operated Leases
*Non-Operated Leases

Drilling
Discoveries
2003 New Field Wildcats
2003 Field Wildcats
Deep Well Inventory

2003-2004
Shelf Deep Prospect Inventory
----------------------------------------------ep----------
  *    46 prospects
  *    15,000'-22,000' reservoir depth
  *    10'-300' water depth
  *    Prospect reserve potential:   35-750 Bcfe
         Mean:  250  Bcfe
  *    Gross potential:         11,220    Bcfe
  *    Net risked potential:     1,883     Bcfe

Reserve Inventory and
Reserve Replacement Cost
------------------------------------------------ep----------
     Consolidated North American and Brazilian Operations

                                        Worldwide
                                          (Bcfe)
                                          ------
Proved at December 31, 2001               6,628
     Additions                            1,579
     Revisions                             (552)
     Production                            (592)
     Sale of reserves                    (1,884)
                                        --------
Proved at December 31, 2002E              5,179

2002E investment ($MM)                   $2,443

Reserve replacement cost:                $ 1.55
$/Mcfe without revisions

Reserve replacement cost: $/Mcfe          $2.38

Domestic Reserve Inventory by Region Year-end 2002E
---------------------------------------------ep----------
                                        Bcfe

[=] Proved developed producing
[x] Proved developed non-producing
[o] Proved undeveloped


  1,439        1,437        992         912          133
  -----        -----      -------       ----       -------
   CBM         South      Central       GOM        Rockies
               Texas

Note:     Only 35% of reserves are proved undeveloped

2003 Production Outlook and Hedge Position
--------------------------------------------------ep----------

                                         2003E
                                         Hedged       Price
                    2002E      2003E     Volume    (MMBVtu/Bbl)
---------------------------------------------------------------
Gas (Bcf)            487        500       40%         $3.43
                                                    Henry Hub


Oil (MMBbls)          14        11         9%         $23.49 WTI

NGLs (MMBbls)         4          5         -            -

Total equivalent     592        600
production (Bcfe)

Note: $.10 change in 2003 avg. spot gas price results in a change of $.035 per share and $30 MM pre-tax cash flow

Unit Production Costs
--------------------------------------------------ep----------

                                     $Mcfe
                           ----------------------------
                           2002                 2003
-------------------------------------------------------
DD&A                       $1.31                $1.49

O&M                          .65                  .62

Taxes                        .09                  .10
                          -----------------------------
     Total                 $2.05                $2.21
                          =============================

2003E Capital Expenditures
-------------------------------------------------ep----------

Pie Chart

Brazil              2%
South Texas         31%
Coalbed Methane     9%
GOM                37%
Other U.S.         15%
Canada              6%

$1,340 Million

                                        Midstream Group
------------------------------------------------------------
                                                    ep

Midstream Overview
-------------------------------------------------ep----------

  * El Paso's midstream activities largely conducted through its ownership interests in El Paso Energy Partners, L.P. (EPN)
  * 3 sources of value:
    -   EPN 1% General Partner interest
    -   EPN 41.1% Limited Partner interest
    - Residual Field Services assets (largely processing/NGL assets)
  * Ongoing Midstream capital requirements largely funded by EPN

El Paso Energy Partners Assets
-------------------------------------------------ep----------

Map of United States

  *    15,600 miles gas pipeline
  *    9 plants
  *    91,000 Bbl/d fractionation
  *    21 Bcf gas storage
  *    20 MMBbls NGL storage
  *    5 offshore hub platforms

San Juan
Permian
South Texas
BlackWarrior
Gulf of Mexico

  -    Pipelines
  *    Plants
  o    Storage

  Solid Five Year Performance
----------------------------------------------ep----------
                        El Paso Energy Partners

  Adjusted EBITDA ($ Millions)

  [Chart]

  CAGR 52%

  $52        $91      $107       $161      $267      $420
  ----      ----      ----       ----      ----      -----
  1998      1999      2000       2001      2002      2003E


  * Acquired $2.5 billion midstream assets from El Paso
    Corporation
  * Leading developer of Deepwater GOM infrastructure
  * 5-year distribution increase of 30% and a 200% increase in equity units outstanding
  * Created substantial value for public investors and EP

  El Paso Field Services Assets
----------------------------------------------------ep----------


  [Map of the United States]

  Rockies
  Permian
  South Texas
  Mid-Continent
  N. Louisiana
  Gulf of Mexico

  -    Pipelines
  O    Plants

  *    26 plants
  *    8,400 miles pipeline
  *    170,000 Bbl/d NGLs produced
  *    69,000 Bbl/d fractionation
  *    2 MMBbls NGL storage

  Midstream 2003E Earnings Profile
--------------------------------------------------ep----------

  El Paso Field Services
  $160 MM EBIT
  [Pie Chart]
  Processing/Gathering     13%
  EPN Equity Investment    87%


  Left Arrow     $140MM EBIT Contribution

  El Paso Energy Partners
  $420 MM Adjusted EBITDA
  [Pie Chart]
  Platforms           7%
  Other               2%
  Storage             8%
  Pipelines and Plants     66%
  Oil and NGL Logistics    17%

  GP Interest:   $75 MM
  LP Interest:   $65 MM

                                     Power
--------------------------------------------------------------
                                                          ep

  Profile of Global Power Assets
-------------------------------------------------------ep-----

                             Net                 Percent
                             MW                  of Total
                            ----                --------
U.S.                        5,228                 52%

South America               2,274                 22%

Central America/other         403                  4%

Europe                        196                  2%

Asia                        2,063                 20%
                          -------------------------------
     Total                 10,164                100%
                          ================================

  Approximately 3,200 MW to be sold in 2003 as part of non-core asset sale plan

  El Paso U.S. Power Assets
----------------------------------------------------------ep---

  [Map of the United States]

  Contracted               3,267 MW
  Restructured QFs           928 MW
                           --------
       Subtotal            4,195 MW       80%
  Merchant                 1,033 MW       20%
                           ------------------
       Total               5,228 MW       100%

  U.S. Power Strategy
----------------------------------------------------------ep---

  * Maximize earnings and cash flow from stable contracted projects
  * Sell selected domestic projects and contracts for an estimated $880 MM in 2003 (30% of projected asset sales)
  * Simplify ownership of assets currently in Electron
    -       $1 billion Electron debt to be repaid in March
    - Purchase third-party equity interest and consolidate Electron assets/liabilities
    - Net assets consolidated at fair market value and any resulting goodwill tested for impairment at that time
    - Estimated potential charge of $200 million to $300 million after tax

  International Power Strategy
--------------------------------------------------------ep---

  * Brazil
    -   Maintain and optimize existing power portfolio
    -   Complete Macae and Porto Velho project financings
    -   Evaluating alternatives regarding Gemstone
  * Divest remaining project interests in Argentina, Peru, Dominican Republic, and Europe (Czech Republic, Hungary, and U.K.)

                      Petroleum/LNG
--------------------------------------------------------------
                                                         ep

  Petroleum Assets
---------------------------------------------------------ep---
  *    Sell all remaining petroleum assets, except Aruba
       -    Eagle Point and Corpus Christi refineries
       - Chemical plants, Florida terminals, and other miscellaneous assets
       -    Estimated sale proceeds totaling $1.1 billion

  * Enhance values prior to sale via throughput enhancement, cost reductions, and increased operational reliability

  LNG Exit Strategy
---------------------------------------------------------ep---

  *    Reduce credit demands associated with LNG
  *    Eliminate capital and G&A requirements of development projects
  *    Recoup investments made to date
  *    Potentially retain participation rights to select projects
  *    Expect positive overall contribution from LNG investments

  Trading Exit Strategy
---------------------------------------------------------ep---
  *    Continue orderly exit of trading business over 2003/2004 period
  * Transferring appropriate contracts and personnel to operating companies to market gas and oil production, liquids, and LNG
  * Terminated pursuit of separately-rated Travis Energy entity given November 2002 credit downgrade
  *    Expected cash realization of $900 MM- $1.0 billion over time

                                2003 Financial Outlook
--------------------------------------------------------------
                                                         ep

  2002 Estimated Earnings

---------------------------------------------------------ep---

  * Due to exiting trading and other non-core businesses and the early implementation of EITF 02-3, we are not providing an earnings update on our merchant business at this time
  * Our current expectation for ongoing EBIT for our non-merchant businesses in 2002 is as follows:

                            4Q                Full Year
---------------------------------------------------------
Pipelines                  $360                $1,385
Production                  168                   797
Midstream                    27                   160

    * Estimates have not yet been audited and are not presented on a GAAP basis

    * 4Q2002 earnings will include $950 MM to $1.3 billion of total after tax charges
      - $500 MM to $600 MM EITF 02-3 implementation and trading book liquidation charge
      -  $450 MM to $700 MM asset impairment charge

  2003 Plan Overview: EBITDA
---------------------------------------------------------ep---
                                               $ Millions

  [Line Chart]

$1,650-     $1,675-   $350-    $75-    $(25)-$75   $(125)-
$1,700      $1,775    $400     $200                 $(50)     $0-$20
--------- ---------- ------  --------- ---------- --------- ----------
Pipelines Production  Power  Midstream Petroleum/  Trading  Corporate/
                                          LNG                 other

  Total EBITDA:  $3,700-$4,120

  2003 Plan Overview: EBIT
---------------------------------------------------------ep---
                                              $ Millions

$1,250-    $750-      $260-   $150-     $(60)-$40   $(125)-   $(75)-
$1,300     $850       $280    $170                   $(50)    $(50)
--------- ----------  -----  ---------  ----------  -------- -----------
Pipelines Production  Power  Midstream  Petroleum/  Trading   Corporate/
                                           LNG                  other

  Total EBIT:    $2,150-$2,540

  2003 Plan Overview:
  Capital Expenditures
---------------------------------------------------------ep---

 $915       $1,350     $80     $45        $165        $0         $50
--------- ----------  -----  ---------  ----------  -------   ---------
Pipelines Production  Power  Midstream  Petroleum/  Trading   Corporate/
                                           LNG                   other

  Total Capital Expenditures:   $2,595

  2003 Estimated Cash Flow

 ---------------------------------------------------------ep---
                                              $ Billions

                                       Year Ended
                                       December 31,
                                          2003
------------------------------------------------------
Net income                             $0.5 - $0.7
DD & A                                  1.5 - 1.6
Deferred tax                               0.2
                                       ------------
     Funds from operations             $2.2 - $2.5

Working capital changes                    0.3
                                       ------------
          Operating cash flow          $2.5 - $2.8
Capital expenditures                      (2.6)
Common stock dividends                    (0.2)
Expected asset sales (excl.                2.6
working capital)
                                       ------------
Cash flow generation                   $2.3 - $2.6

  Working Capital Overview
---------------------------------------------------------ep---

  * The change in ratings and higher gas prices have resulted in significant working capital use

Business Activity             Current Working
                              Capital Invested ($MM)
------------------------------------------------------
Trading                        $900-$1,000

Petroleum and LNG              $500-$600

Production hedges              $600-$700


  * We are working to recover this capital as efficiently as possible through asset sales, trading liquidation, and contract renegotiation
  * El Paso's production hedges and trading positions currently vary in margin by approximately $20 million for a $.05 change in gas prices across the entire forward curve

Balance Sheet Evolution
---------------------------------------------------------ep---
                                        $ Millions

Debt and obligations        $17,002            $18,550
Minority interest             3,088              2,800
Preferred securities            925                625
Common equity                 9,356              9,150(1)
                        --------------------------------------
     Total book
      capitalization         $30,371            $31,125


Guarantees per bank            3,564              3,100
agreement

Total capitalization per     $33,935            $34,225
revolver


(1) After an assumed $1.1 billion of total after-tax non-cash charges estimated to be taken in 4Q 2002

Liquidity
-------------------------------------------------------ep----
                                            $ Billions

                              January 31, 2003
------------------------------------------------
Sources
     Available cash                    $0.6
     364-day bank facility*             3.0
     Multiple-year bank facility*       1.0
                                   ---------
          Subtotal sources             $4.6

Uses

     364-day facility                 $(1.5)
     Multiple-year letters of credit    (.5)
                                   ----------
          Subtotal uses               $(2.0)
                                   ----------
     Net available liquidity           $2.6
                                   ==========

* 364-day bank facility matures in May 2003 (with one year term-out option) and multiple year bank facility matures in August 2003

Address Bank Facilities
-------------------------------------------------------ep----
  * Working with bank group to address credit facilities and minority interest structures
  * As part of its efforts to maximize liquidity, El Paso may draw all or part of its remaining availability under its existing bank facilities

                                   Summary
-------------------------------------------------------------
                                                  ep

2003 Plan Meets Key Objectives
-------------------------------------------------------ep----

  *    Preserve and enhance value of core businesses
  *    Exit non-core businesses
  * Strengthen and simplify balance sheet and maximize liquidity
  *    Achieve additional cost reductions
  * Board of Directors will pursue opportunities to increase shareholder value and improve financial position elpaso

                                   2003 Outlook
-------------------------------------------------------------
                                   February 3, 2002